Exhibit 10.15

LEASE SCHEDULE NO. 002R

“This Lease Schedule No. 002R replaces Lease Schedule No. 002.”

This Lease Schedule is issued pursuant to the Lease Agreement Number TR051905 dated May 19, 2005. The terms of the Lease Agreement and serial numbers contained on Certificates of Acceptance TR051905-002-001 thru TR051905-002-009 are a part hereof and are incorporated by reference herein.

LESSOR	LESSEE
Farnam Street Financial, Inc.	Transcend Services, Inc.
240 Pondview Plaza	945 East Paces Ferry Road
5850 Opus Parkway	Suite 1475
Minnetonka, MN 55343	Atlanta, GA 30326

SUPPLIER OF EQUIPMENT	LOCATION OF EQUIPMENT
eWorkz, Inc.	Various

Term of Lease from Commencement Date: 36 Months

Monthly Lease Charge: $15,627.23

Anticipated Delivery and Installation: July 2005 – September 2005

Security Deposit: $16,677.00. At the end of the applicable lease term, provided that there is no event of default, this security deposit will be returned to Lessee.

EQUIPMENT

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (including features)
See Attachment A

The Monthly Lease Charge will be prorated and charged as interim rent between the date an item of equipment is accepted and the Commencement Date.

Every Term is Agreed to and Accepted:		Every Term is Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC.		TRANSCEND SERVICES, INC.
“LESSOR”		“LESSEE”

By:	/s/ Steven C. Morgan	By:	/s/ Mark D. Meersman

Print Name:	Steven C. Morgan	Print Name:	Mark D. Meersman

Title:	President	Title:	CFO

Date:	Oct. 4, 2005	Date:	9/30/05

Lease Agreement Number: TR051905

Lease Schedule Number: 002R

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
DEPARTMENT OF REVENU	21		Sales Tax
DEPARTMENT OF REVENU	1		IL Sales Tax
DEPARTMENT OF REVENU	1		Sales Tax
DEPARTMENT OF REVENU	3		Sales Tax
EWORKZ, INC.	4		Freight
EWORKZ, INC.	4	TECH HRLY	Load Ghost Image
EWORKZ, INC.	110	IN-155	IN-155 Foot Pedal
EWORKZ, INC.	140	10363129	SAV Corp ED10
EWORKZ, INC.	2		Sales Tax
EWORKZ, INC.	280		Sales Tax
EWORKZ, INC.	426		Load Ghost Image
EWORKZ, INC.	395		Freight
EWORKZ, INC.	58	10363128	SAV Corp ED10 SVR LIC
HEWLETT PACKARD	4	DW984A#ABA	Hewlett Packard Pentium 4 2.8GHz 256MB/40GB HDD/CD/LAN/WINXP Pro
HEWLETT PACKARD	430	781761581	STED Plus Stan 2005 SU
HEWLETT PACKARD	24	970082-0403	Labtec Spin 75 2PC SPKR System Blk
HEWLETT PACKARD	345	CN5614RV	56K V.92 Internal Modem
HEWLETT PACKARD	8	STC-D320/512	HP Pavilion 512MB PC2700 DDR Memory
HEWLETT PACKARD	430	DS710B	1.44MB Internal Floppy Drive
HEWLETT PACKARD	552	STH-D530/256	Hewlett Packard EVO D530 256MB PC3200 DDR Mem Mod
HEWLETT PACKARD	112	DW984A#ABA	Hewlett Packard P4 2.8GHz 256MB/40GB HDD/CD/LAN/WINXP PRO
HEWLETT PACKARD	104	STC-D320/512	HP Pavilion 512MB PC2700 DDR Memory
HEWLETT PACKARD	4	STC-D320/512	Hewlett Packard Pavilion 512MB PC2700 DDR Memory
HEWLETT PACKARD	314	PX836AA#ABA	Hewlett Packard DX 2000 MT Pentium 4 2.8 A
HEWLETT PACKARD	418	IC-510012	SIIG Sound Wave Pro PCI
HEWLETT PACKARD	8	IC-137012	SIIG Sound Wave 3D Pro PCI
HEWLETT PACKARD	4	IC-1370I2	SIGG Soundwave 3D Pro PCI
IL TAX	1		IL Sales Tax
LABTEC	380	970082-0403	Labtec Spin 75 2PC SPKR System Blk
LABTEC	9	970087-0403	Labtec Spin 75 PC MultiMedia Speakers
MICROSOFT	430	070-02632	Microsoft Works 8.0 Win32 English OLP NL
OLYMPUS	428	146023	Olympus E99 Headset Digital Voice Recorder
SIMPLE TECH	76	SVM-DDR3200/256	Simple Tech 256MB Module
SYMANTEC	232	10233978	Norton Virus LIC
VIEWSONIC	346	Q71B-9	Viewsonic 17” Black CRT Monitor

Lease Agreement Number: TR051905

Lease Schedule Number: 002R

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)

Agreed to and Accepted:		Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC.		TRANSCEND SERVICES, INC.
“LESSOR”		“LESSEE”

By:	/s/ Steven C. Morgan	By:	/s/ Mark D. Meersman

Print Name:	Steven C. Morgan	Print Name:	Mark Meersman

Title:	President	Title:	CFO

Date:	Oct. 4, 2005	Date:	9/30/05